April 2018 TETRA Technologies, Inc. Reclassification of Prior Periods Financial Information for Segment Reporting and Discontinued Operations Exhibit. 99.1

RECLASSIFICATION OF PRIOR PERIODS FINANCIAL INFORMATION - EXPLANATORY NOTE As previously disclosed, on February 28, 2018, TETRA Technologies, Inc. (“TETRA”) completed its acquisition (the “Acquisition”) of Swiftwater Energy Services, LLC (“Swiftwater”). Swiftwater is engaged in the business of providing water management and water solutions to oil and gas operators in the Permian Basin market. As also previously disclosed, on March 1, 2018, TETRA completed its divestiture (the “Divestiture”) of its offshore heavy lift, plugging and abandonment, decommissioning, cutting, diving and related consulting businesses and the operations of Maritech Resources, LLC (“Maritech”), including Maritech’s offshore oil and gas leases.   As a result of the Acquisition and the Divestiture, TETRA has reorganized its financial reporting segments and intends to manage its operations through three operating divisions: (i) Completion Fluids & Products, (ii) Water & Flowback Services, and (ii) Compression. TETRA previously had five financial reporting segments organized into four operating divisions: (i) Fluids, (ii) Production Testing, (iii) Compression, and (iv) Offshore. The Completion Fluids & Products operation was previously reported as part of the Fluids Division. The Fluids Division also included TETRA’s water management services operations (as they existed prior to the Acquisition). The Water & Flowback Services Division will include the expanded water management services operations and TETRA’s production testing operations. The operations of the former Offshore Division, which consisted of the previous Offshore Services segment and the Maritech segment, will be reported as discontinued operations.   TETRA will utilize the new financial segment presentation in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and in TETRA’s related earnings release.   In an effort to assist investors in their understanding of the new financial segment presentation and to facilitate the ability to more effectively evaluate and compare prior operating results with future operating results, TETRA is furnishing the following summary of unaudited historical financial information reclassified under the new financial segment presentation as well as on a consolidated basis.   The following pages present unaudited historical financial information for the quarterly and annual periods in the three year period ended December 31, 2017 reclassified to conform to the new segment presentation, and excluding our discontinued operations. Reconciliations of all non-GAAP financial measurements to their nearest GAAP measurement are presented in the attached appendix.

TETRA Technologies Historical Results (1) Excludes historical results of SwiftWater Energy Services acquisition New Segment Reporting Date Updated:4/26/2018ActualActualQuarterlyAnnual$S in ThousandsQ1 '15Q2 '15Q3 '15Q4 '15Q1 '16Q2 '16Q3 '16Q4 '16Q1 '17Q2 '17Q3 '17Q4 '17201520162017Completion Fluids & Products Revenues $81,036 $113,124 $97,602 $82,320 $51,053 $55,156 $51,456 $47,492 $56,228 $73,996 $71,323 $56,305 $374,081 $205,157 $257,851 $- Income Before Tax $17,422 $36,489 $34,591 $20,421 $2,058 $3,808 $10,847 $1,028 $19,472 $16,616 $21,397 $6,406 $108,923 $17,742 $63,891 $- Adjusted EBITDA $21,774 $40,996 $39,411 $25,136 $6,781 $8,997 $16,005 $5,927 $10,850 $20,749 $25,456 $10,422 $127,318 $37,710 $67,479 $- As a % of Revenue26.9%36.2%40.4%30.5%13.3%16.3%31.1%12.5%19.3%28.0%35.7%18.5%34.0%18.4%26.2%Adjusted Income Before Tax $17,501 $36,658 $34,951 $20,498 $2,154 $4,256 $11,542 $1,377 $6,721 $16,616 $21,409 $6,489 $109,608 $19,330 $51,235 $- As a % of Revenue21.6%32.4%35.8%24.9%4.2%7.7%22.4%2.9%12.0%22.5%30.0%11.5%29.3%9.4%19.9%Depreciation & Amortization $4,281 $4,414 $4,476 $4,797 $4,653 $4,738 $4,454 $4,538 $4,116 $4,107 $4,055 $4,019 $17,967 $18,383 $16,297 $- Capital Expenditures $8,599 $1,629 $3,091 $- Water & Flowback Services(1)Revenues $55,354 $44,693 $41,927 $41,895 $27,930 $19,062 $26,218 $31,845 $38,180 $31,085 $41,047 $61,309 $183,868 $105,056 $171,621 $- Income (Loss) Before Tax $352 $(4,378) $(5,904) $(73,925) $(21,790) $(7,682) $(6,235) $(7,077) $(1,265) $(3,919) $2,089 $(9,718) $(83,855) $(42,784) $(12,813) $- Adjusted EBITDA $11,437 $7,353 $7,482 $5,477 $2,447 $(877) $(39) $2,191 $3,901 $322 $6,439 $9,817 $31,749 $3,722 $20,479 $- As a % of Revenue20.7%16.5%17.8%13.1%8.8%-4.6%-0.2%6.9%10.2%1.0%15.7%16.0%17.3%3.5%11.9%Adjusted Income (Loss) Before Tax $746 $(3,228) $(2,781) $(4,151) $(4,699) $(7,497) $(6,202) $(3,476) $(1,000) $(3,915) $2,086 $5,493 $(9,413) $(21,875) $2,664 $- As a % of Revenue1.3%-7.2%-6.6%-9.9%-16.8%-39.3%-23.7%-10.9%-2.6%-12.6%5.1%9.0%-5.1%-20.8%1.6%Depreciation & Amortization $10,700 $10,567 $10,258 $9,726 $7,337 $6,764 $6,310 $5,781 $5,023 $4,363 $4,400 $4,328 $41,251 $26,192 $18,113 $- Capital Expenditures $10,348 $1,484 $16,195 $- Compression Revenues $102,889 $126,455 $128,926 $99,369 $81,695 $76,091 $70,718 $82,870 $65,559 $75,312 $71,611 $83,105 $457,639 $311,374 $295,587 $- Income (Loss) Before Tax $2,404 $1,498 $2,070 $(152,772) $(104,700) $(4,040) $(15,766) $(11,821) $(14,333) $(6,180) $(7,014) $(9,719) $(146,800) $(136,327) $(37,246) $- Adjusted EBITDA $32,012 $31,614 $32,113 $29,005 $23,645 $24,670 $24,002 $17,693 $17,455 $17,505 $20,875 $19,171 $124,744 $90,009 $75,006 $- As a % of Revenue31.1%25.0%24.9%29.2%28.9%32.4%33.9%21.3%26.6%23.2%29.2%23.1%27.3%28.9%25.4%Adjusted Income (Loss) Before Tax $2,811 $1,543 $2,113 $(873) $(4,257) $(3,056) $(4,365) $(12,089) $(12,646) $(10,818) $(7,558) $(8,160) $5,594 $(23,767) $(39,181) $- As a % of Revenue2.7%1.2%1.6%-0.9%-5.2%-4.0%-6.2%-14.6%-19.3%-14.4%-10.6%-9.8%1.2%-7.6%-13.3%Depreciation & Amortization $20,045 $20,686 $20,648 $20,643 $18,464 $18,753 $17,830 $17,111 $17,297 $17,204 $17,361 $17,280 $82,023 $72,157 $69,142 $- Capital Expenditures $95,586 $11,568 $25,920 $-

TETRA Technologies Historical Results Excludes historical results of SwiftWater Energy Services acquisition Adjusted free cash flow defined as Adjusted EBITDA minus capital expenditures New Segment Reporting Date Updated:4/26/2018ActualActualQuarterlyAnnual$S in ThousandsQ1 '15Q2 '15Q3 '15Q4 '15Q1 '16Q2 '16Q3 '16Q4 '16Q1 '17Q2 '17Q3 '17Q4 '17201520162017Corporate & Eliminations Revenues $(1,204) $(1,168) $(1,239) $(1,335) $(1,162) $(1,022) $(1,020) $(992) $(557) $(462) $(305) $(637) $(4,946) $(4,196) $(1,961) $- Income (Loss) Before Tax $(14,560) $(17,283) $(18,261) $(25,898) $(16,380) $(16,176) $(12,676) $(16,632) $(8,038) $(11,165) $(16,553) $(22,121) $(76,002) $(61,864) $(57,878) $- Adjusted EBITDA $(8,025) $(10,435) $(10,547) $(9,710) $(8,481) $(2,798) $(7,723) $(8,537) $(10,387) $(9,715) $(11,058) $(9,778) $(38,718) $(27,539) $(40,937) $0 As a % of Revenue666.5%893.6%851.5%727.5%730.1%273.8%757.5%860.3%1864.1%2103.7%3623.2%1535.4%782.8%656.2%2087.6%Adjusted Income (Loss) Before Tax $(14,525) $(17,258) $(18,250) $(17,390) $(16,380) $(14,306) $(14,293) $(13,074) $(14,014) $(16,131) $(16,593) $(14,974) $(67,424) $(58,053) $(61,712) $- As a % of Revenue1206.3%1477.7%1473.3%1302.9%1410.2%1399.6%1401.8%1317.6%2515.1%3493.1%5437.1%2351.3%1363.1%1383.4%3147.0%Depreciation & Amortization $251 $252 $229 $167 $111 $109 $97 $98 $87 $111 $125 $177 $898 $415 $499 $- Capital Expenditures $77 $472 $932 $- Total From Continuing Operations(1)Revenues $238,074 $283,103 $267,216 $222,248 $159,517 $149,286 $147,373 $161,215 $159,409 $179,933 $183,675 $200,082 $1,010,641 $617,391 $723,099 $- Income (Loss) Before Tax $5,618 $16,327 $12,496 $(232,174) $(140,812) $(24,090) $(23,829) $(34,501) $(4,164) $(4,650) $(80) $(35,152) $(197,733) $(223,232) $(44,045) $- Adjusted EBITDA $57,198 $69,527 $68,460 $49,908 $24,393 $29,991 $32,244 $17,274 $21,820 $28,861 $41,712 $29,633 $245,093 $103,903 $122,027 $- As a % of Revenue24.0%24.6%25.6%22.5%15.3%20.1%21.9%10.7%13.7%16.0%22.7%14.8%24.3%16.8%16.9%Adjusted Income (Loss) Before Tax $6,532 $17,715 $16,033 $(1,916) $(23,182) $(20,603) $(13,318) $(27,262) $(20,938) $(14,248) $(656) $(11,151) $38,365 $(84,365) $(46,993) $- As a % of Revenue2.7%6.3%6.0%-0.9%-14.5%-13.8%-9.0%-16.9%-13.1%-7.9%-0.4%-5.6%3.8%-13.7%-6.5%Depreciation & Amortization $35,278 $35,917 $35,611 $35,332 $30,564 $30,363 $28,691 $27,529 $26,523 $25,784 $25,941 $25,803 $142,139 $117,147 $104,051 $- Adjusted EBITDA $57,198 $69,527 $68,460 $49,908 $24,393 $29,991 $32,244 $17,274 $21,820 $28,861 $41,712 $29,633 $245,093 $103,903 $122,027 $- Capital Expenditures $47,822 $22,774 $22,037 $21,977 $2,182 $3,164 $5,613 $4,195 $3,283 $10,591 $8,270 $23,992 $114,610 $15,153 $46,137 $- Adjusted Free Cash Flow(2) $9,327 $46,756 $46,423 $27,980 $22,211 $26,829 $26,633 $13,080 $18,574 $18,274 $33,443 $5,639 $130,486 $88,753 $75,931 $-

TETRA Technologies Historical Results Excludes historical results of SwiftWater Energy Services acquisition Discontinued operations consists of Offshore Services and Maritech New Segment Reporting Date Updated:4/26/2018ActualActualQuarterlyAnnual$S in ThousandsQ1 '15Q2 '15Q3 '15Q4 '15Q1 '16Q2 '16Q3 '16Q4 '16Q1 '17Q2 '17Q3 '17Q4 '17201520162017Discontinued Operations(2)Revenues $13,018 $33,216 $37,928 $35,341 $9,812 $26,374 $29,180 $12,007 $8,592 $28,436 $32,689 $27,562 $119,504 $77,373 $97,279 $- Income (Loss) Before Tax $(7,672) $1,782 $2,928 $(1,065) $(8,328) $(3,364) $1,236 $(3,410) $(6,998) $(6,566) $(462) $(2,912) $(4,028) $(13,867) $(16,938) $- Adjusted EBITDA $(4,598) $4,988 $6,732 $3,096 $(5,284) $(124) $4,410 $874 $(3,838) $(72) $2,801 $403 $10,218 $(124) $(706) $- As a % of Revenue-35.3%15.0%17.7%8.8%-53.9%-0.5%15.1%7.3%-44.7%-0.3%8.6%1.5%8.6%-0.2%-0.7%Adjusted Income (Loss) Before Tax $(7,662) $1,814 $3,434 $(270) $(8,328) $(3,308) $1,247 $(2,193) $(6,792) $(2,908) $(458) $(2,655) $(2,684) $(12,583) $(12,814) $- As a % of Revenue-58.9%5.5%9.1%-0.8%-84.9%-12.5%4.3%-18.3%-79.1%-10.2%-1.4%-9.6%-2.2%-16.3%-13.2%Depreciation & Amortization $3,065 $3,149 $3,298 $3,363 $3,044 $3,174 $3,161 $3,068 $2,954 $2,836 $3,259 $3,059 $12,875 $12,447 $12,108 $- Capital Expenditures $5,987 $5,913 $5,786 $- Total TETRA as Reported(1)Revenues $251,091 $316,319 $305,144 $257,590 $169,329 $175,660 $176,553 $173,222 $168,001 $208,369 $216,364 $227,644 $1,130,145 $694,764 $820,378 $- Income (Loss) Before Tax $(2,054) $18,109 $15,424 $(233,239) $(149,140) $(27,454) $(22,594) $(37,911) $(11,162) $(11,216) $(541) $(38,064) $(201,761) $(237,099) $(60,983) $- Adjusted EBITDA $52,601 $74,515 $75,192 $53,004 $19,109 $29,867 $36,654 $18,148 $17,982 $28,789 $44,513 $30,036 $255,312 $103,778 $121,321 $- As a % of Revenue20.9%23.6%24.6%20.6%11.3%17.0%20.8%10.5%10.7%13.8%20.6%13.2%22.6%14.9%14.8%Adjusted Income (Loss) Before Tax $(1,130) $19,529 $19,468 $(2,186) $(31,510) $(23,911) $(12,071) $(29,456) $(27,731) $(17,156) $(1,114) $(13,807) $35,681 $(96,948) $(59,808) $- As a % of Revenue-0.5%6.2%6.4%-0.8%-18.6%-13.6%-6.8%-17.0%-16.5%-8.2%-0.5%-6.1%3.2%-14.0%-7.3%Depreciation & Amortization $38,342 $39,066 $38,909 $38,696 $33,607 $33,538 $31,852 $30,597 $29,477 $28,620 $29,200 $28,861 $155,014 $129,594 $116,159 $- Capital Expenditures $120,597 $21,066 $51,923 $-

Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, Adjusted EBITDA, Adjusted EBITDA as a percent of revenue, Adjusted income (loss) before taxes, Adjusted income (loss) before taxes as a percent of revenue, adjusted free cash flow. Adjusted EBITDA is used as a supplemental financial measure by the management to: evaluate the financial performance of assets without regard to financing methods, capital structure or historical cost basis; and determine the ability to incur and service debt and fund capital expenditures. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, impairments and special items, equity compensation, and allocated corporate TETRA’s overhead charges to our CSI Compressco LP subsidiary, pursuant to our Omnibus Agreement, which were reimbursed with CSI Compressco LP(CCLP) common units. Adjusted EBITDA as a percent of revenue is defined as Adjusted EBITDA divided by revenue. Adjusted income (loss) before taxes (and adjusted income (loss) before taxes as a percent of revenue) is defined as the Company's (or the segment's) income (loss) before taxes, excluding certain special or other charges (or credits). Adjusted income (loss) before taxes as a percent of revenue is defined as Adjusted income (loss) before taxes divided by revenue. Adjusted free cash flow is a non-GAAP measure that TETRA defines as Adjusted EBITDA minus capital expenditures. These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process.

Non-GAAP Financial Measures

TETRA

Twelve Months Ended on December 2017

	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 63,891	$ (12,656)	$ 51,235	$ (53)	$ 16,297	$ -	$ -	$ 67,479
Water & Flowback Services			(12,813)	15,477	2,664	(296)	18,113	-	-	20,479
Compression			(37,246)	(1,936)	(39,181)	42,082	69,142	1,218	1,746	75,006
Eliminations and Others			(156)	6	(150)	2	(24)	-	-	(172)
Subtotal			13,676	892	14,568	41,735	103,528	1,218	1,746	162,791
Corporate and Other			(57,721)	(3,840)	(61,561)	15,512	522	6,507	(1,746)	(40,765)
Total From Continuing Operations			(44,045)	(2,948)	(46,993)	57,247	104,051	7,725	-	122,027
Discontinued Operations			(16,938)	4,123	(12,814)	-	12,108	-	-	(706)
Total TETRA	$ (62,184)	$ 1,200	$ (60,983)	$ 1,175	$ (59,808)	$ 57,246	$ 116,159	$ 7,725	$ 0	$ 121,321

Twelve Months Ended on December 2016

	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 17,742	$ 1,588	$ 19,330	$ (3)	$ 18,383	$ -	$ -	$ 37,710
Water & Flowback Services			(42,784)	20,909	(21,875)	(593)	26,192	-	-	3,722
Compression			(136,327)	112,560	(23,767)	37,015	72,157	3,026	1,576	90,009
Eliminations and Others			10	(0)	10	-	(16)	-	-	(6)
Subtotal			(161,359)	135,057	(26,302)	36,419	116,716	3,026	1,576	131,435
Corporate and Other			(61,874)	3,811	(58,063)	20,955	432	10,720	(1,576)	(27,533)
Total From Continuing Operations			(223,232)	138,867	(84,365)	57,373	117,147	13,746	-	103,903
Discontinued Operations			(13,867)	1,283	(12,583)	12	12,447	-	-	(124)
Total TETRA	$ (239,392)	$ 2,303	$ (237,099)	$ 140,150	$ (96,949)	$ 57,385	$ 129,594	$ 13,747	$ -	$ 103,778

Twelve Months Ended on December 2015

	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 108,923	$ 685	$ 109,608	$ (258)	$ 17,967	$ -	$ -	$ 127,318
Water & Flowback Services			(83,855)	74,441	(9,413)	(89)	41,251	-	-	31,749
Compression			(146,800)	152,395	5,594	34,964	82,023	2,164	-	124,744
Eliminations and Others			(0)	(0)	(0)	-	(11)	-	-	(11)
Subtotal			(121,732)	227,520	105,788	34,617	141,230	2,164	-	283,801
Corporate and Other			(76,002)	8,578	(67,424)	19,829	909	7,978	-	(38,707)
Total From Continuing Operations			(197,733)	236,098	38,365	54,446	142,139	10,142	-	245,093
Discontinued Operations			(4,028)	1,344	(2,684)	29	12,875	-	-	10,218
Total TETRA	$ (209,464)	$ 7,705	$ (201,763)	$ 237,442	$ 35,679	$ 54,475	$ 155,015	$ 10,142	$ -	$ 255,311

DEDICATED TO THE CØRE
7

Non-GAAP Financial Measures Three Months Ended on December 2017Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $6,406 $83 $6,489 $(85) $4,019 $- $- $10,422 Water & Flowback Services (9,718) 15,211 5,493 (2) 4,328 - - 9,817 Compression (9,719) 1,559 (8,160) 10,985 17,280 (934) - 19,171 Eliminations and Others 5 0 5 - (5) - - (0)Subtotal (13,025) 16,853 3,828 10,898 25,621 (934) - 39,411 Corporate and Other (22,126) 7,147 (14,979) 3,600 182 1,419 - (9,778)Total From Continuing Operations (35,152) 24,000 (11,151) 14,497 25,803 485 - 29,633 Discontinued Operations (2,912) 256 (2,655) - 3,059 - - 403 Total TETRA $(34,974) $(3,090) $(38,064) $24,257 $(13,807) $14,497 $28,861 $485 $- $30,036 Three Months Ended on September 2017Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $21,397 $12 $21,409 $(8) $4,055 $- $- $25,456 Water & Flowback Services 2,089 (3) 2,086 (47) 4,400 - - 6,439 Compression (7,014) (545) (7,558) 10,811 17,361 261 - 20,875 Eliminations and Others 0 6 6 - (6) - - (0)Subtotal 16,473 (530) 15,944 10,755 25,810 261 - 52,770 Corporate and Other (16,553) (47) (16,600) 3,899 131 1,512 - (11,058)Total From Continuing Operations (80) (576) (656) 14,654 25,941 1,773 - 41,712 Discontinued Operations (462) 3 (458) - 3,259 - - 2,801 Total TETRA $(1,338) $797 $(541) $(573) $(1,114) $14,654 $29,200 $1,773 $- $44,513 Three Months Ended on June 2017Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $16,616 $- $16,616 $27 $4,107 $- $- $20,749 Water & Flowback Services (3,919) 5 (3,915) (126) 4,363 - - 322 Compression (6,180) (4,637) (10,818) 10,184 17,204 935 - 17,505 Eliminations and Others 4 0 4 2 (7) - - (1)Subtotal 6,520 (4,633) 1,887 10,088 25,666 935 - 38,575 Corporate and Other (11,169) (4,966) (16,135) 4,240 118 2,063 - (9,714)Total From Continuing Operations (4,650) (9,598) (14,248) 14,328 25,784 2,998 - 28,861 Discontinued Operations (6,566) 3,658 (2,908) - 2,836 - - (72)Total TETRA $(14,619) $3,403 $(11,216) $(5,941) $(17,157) $14,328 $28,620 $2,998 $- $28,789

Non-GAAP Financial Measures Three Months Ended on March 2017Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $19,472 $(12,751) $6,721 $13 $4,116 $- $- $10,850 Water & Flowback Services (1,265) 265 (1,000) (122) 5,023 - - 3,901 Compression (14,333) 1,687 (12,646) 10,102 17,297 956 1,746 17,455 Eliminations and Others (166) - (166) - (5) - - (171)Subtotal 3,708 (10,799) (7,091) 9,994 26,431 956 1,746 32,036 Corporate and Other (7,872) (5,976) (13,848) 3,774 92 1,513 (1,746) (10,215)Total From Continuing Operations (4,164) (16,774) (20,938) 13,767 26,523 2,469 - 21,820 Discontinued Operations (6,998) 205 (6,792) - 2,954 - - (3,838)Total TETRA $(11,252) $90 $(11,162) $(16,569) $(27,731) $13,767 $29,477 $2,469 $0 $17,982 Three Months Ended on December 2016Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $1,028 $348 $1,377 $12 $4,538 $- $- $5,927 Water & Flowback Services (7,077) 3,601 (3,476) (115) 5,781 - - 2,191 Compression (11,821) (268) (12,089) 10,303 17,111 792 1,576 17,693 Eliminations and Others 5 (0) 5 - (5) - - 0 Subtotal (17,864) 3,681 (14,183) 10,200 27,425 792 1,576 25,811 Corporate and Other (16,637) 3,558 (13,079) 4,609 103 1,406 (1,576) (8,537)Total From Continuing Operations (34,501) 7,239 (27,262) 14,809 27,529 2,198 - 17,274 Discontinued Operations (3,410) 1,217 (2,193) (0) 3,068 - - 874 Total TETRA $(38,410) $499 $(37,911) $8,455 $(29,456) $14,809 $30,597 $2,198 $- $18,148 Three Months Ended on September 2016Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $10,847 $695 $11,542 $8 $4,454 $- $- $16,005 Water & Flowback Services (6,235) 32 (6,202) (147) 6,310 - - (39)Compression (15,766) 11,401 (4,365) 9,763 17,830 774 - 24,002 Eliminations and Others (2) (0) (2) - (4) - - (6)Subtotal (11,155) 12,128 973 9,624 28,590 774 - 39,962 Corporate and Other (12,674) (1,617) (14,291) 4,699 101 1,774 - (7,717)Total From Continuing Operations (23,829) 10,512 (13,318) 14,323 28,691 2,548 - 32,244 Discontinued Operations 1,236 11 1,247 2 3,161 - - 4,410 Total TETRA $(24,028) $1,443 $(22,594) $10,523 $(12,071) $14,325 $31,852 $2,548 $- $36,654

Non-GAAP Financial Measures Three Months Ended on June 2016Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $3,808 $448 $4,256 $2 $4,738 $- $- $8,997 Water & Flowback Services (7,682) 185 (7,497) (143) 6,764 - - (877)Compression (4,040) 984 (3,056) 8,148 18,753 825 - 24,670 Eliminations and Others 3 - 3 - (3) - - (0)Subtotal (7,911) 1,618 (6,293) 8,007 30,251 825 - 32,790 Corporate and Other (16,179) 1,870 (14,309) 5,596 112 5,803 - (2,798)Total From Continuing Operations (24,090) 3,487 (20,603) 13,603 30,363 6,628 - 29,991 Discontinued Operations (3,364) 56 (3,308) 10 3,174 - - (124)Total TETRA $(29,224) $1,770 $(27,454) $3,542 $(23,912) $13,613 $33,538 $6,628 $- $29,867 Three Months Ended on March 2016Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $2,058 $96 $2,154 $(26) $4,653 $- $- $6,781 Water & Flowback Services (21,790) 17,091 (4,699) (189) 7,337 - - 2,447 Compression (104,700) 100,443 (4,257) 8,802 18,464 636 - 23,645 Eliminations and Others 4 0 4 - (4) - - (0)Subtotal (124,428) 117,630 (6,798) 8,588 30,449 636 - 32,873 Corporate and Other (16,384) - (16,384) 6,052 115 1,737 - (8,480)Total From Continuing Operations (140,812) 117,630 (23,182) 14,639 30,564 2,373 - 24,393 Discontinued Operations (8,328) - (8,328) - 3,044 - - (5,284)Total TETRA $(147,731) $(1,409) $(149,140) $117,630 $(31,510) $14,639 $33,607 $2,373 $- $19,109 Three Months Ended on December 2015Net Income(Loss), as reported Tax Provision Income (Loss) Before Tax, as Reported Impairments & Special Charges Adjusted Income (Loss) Before Tax Interest Expense, Net DD&A Equity Comp. Expense Omnibus Equity Adjusted EBITDA Completion Fluids & Products $20,421 $77 $20,498 $(158) $4,797 $- $- $25,136 Water & Flowback Services (73,925) 69,774 (4,151) (98) 9,726 - - 5,477 Compression (152,772) 151,899 (873) 8,730 20,643 505 - 29,005 Eliminations and Others 4 (0) 4 - (4) - - 0 Subtotal (206,273) 221,751 15,478 8,474 35,162 505 - 59,618 Corporate and Other (25,902) 8,508 (17,394) 5,691 171 1,821 - (9,711)Total From Continuing Operations (232,174) 230,258 (1,916) 14,165 35,332 2,326 - 49,908 Discontinued Operations (1,065) 795 (270) 3 3,363 - - 3,096 Total TETRA $(231,946) $(1,293) $(233,239) $231,053 $(2,186) $14,168 $38,696 $2,326 $- $53,004

Non-GAAP Financial Measures

TETRA

Three Months Ended on September 2015	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 34,591	$ 360	$ 34,951	$ (15)	$ 4,476	$ -	$ -	$ 39,411
Water & Flowback Services			(5,904)	3,123	(2,781)	4	10,258	-	-	7,482
Compression			2,070	43	2,113	8,897	20,648	455	-	32,113
Eliminations and Others			5	-	5	-	(1)	-	-	4
Subtotal			30,762	3,527	34,288	8,885	35,381	455	-	79,011
Corporate and Other			(18,266)	11	(18,255)	4,310	230	3,163	-	(10,551)
Total From Continuing Operations			12,496	3,537	16,033	13,196	35,611	3,618	-	68,460
Discontinued Operations			2,928	507	3,434	(0)	3,298	-	-	6,732
Total TETRA	**$ 10,735**	**$ 4,688**	**$ 15,423**	**$ 4,044**	**$ 19,468**	**$ 13,196**	**$ 38,909**	**$ 3,618**	**$ -**	**$ 75,191**

Three Months Ended on June 2015	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 36,489	$ 169	$ 36,658	$ (76)	$ 4,414	$ -	$ -	$ 40,996
Water & Flowback Services			(4,378)	1,150	(3,228)	14	10,567	-	-	7,353
Compression			1,498	45	1,543	8,658	20,686	727	-	31,614
Eliminations and Others			(12)	-	(12)	-	(3)	-	-	(15)
Subtotal			33,598	1,363	34,961	8,597	35,662	727	-	79,948
Corporate and Other			(17,271)	25	(17,246)	4,697	255	1,874	-	(10,420)
Total From Continuing Operations			16,327	1,388	17,715	13,293	35,917	2,601	-	69,527
Discontinued Operations			1,782	32	1,814	26	3,149	-	-	4,988
Total TETRA	**$ 15,369**	**$ 2,741**	**$ 18,108**	**$ 1,420**	**$ 19,528**	**$ 13,319**	**$ 39,067**	**$ 2,601**	**$ -**	**$ 74,515**

Three Months Ended on March 2015	Net Income(Loss), as reported	Tax Provision	Income (Loss) Before Tax, as Reported	Impairments & Special Charges	Adjusted Income (Loss) Before Tax	Interest Expense, Net	DD&A	Equity Comp. Expense	Omnibus Equity	Adjusted EBITDA
Completion Fluids & Products			$ 17,422	$ 78	$ 17,501	$ (8)	$ 4,281	$ -	$ -	$ 21,774
Water & Flowback Services			352	394	746	(9)	10,700	-	-	11,437
Compression			2,404	407	2,811	8,679	20,045	477	-	32,012
Eliminations and Others			3	-	3	-	(3)	-	-	(0)
Subtotal			20,181	880	21,061	8,662	35,024	477	-	65,224
Corporate and Other			(14,563)	35	(14,528)	5,131	253	1,119	-	(8,025)
Total From Continuing Operations			5,618	915	6,532	13,792	35,278	1,596	-	57,198
Discontinued Operations			(7,672)	10	(7,662)	-	3,065	-	-	(4,598)
Total TETRA	**$ (3,623)**	**$ 1,568**	**$ (2,054)**	**$ 924**	**$ (1,130)**	**$ 13,793**	**$ 38,342**	**$ 1,596**	**$ -**	**$ 52,601**

DEDICATED TO THE CØRE

11